Exhibit 10.49

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of November 30, 2023, is made by and between JP OUTFITTERS, INC., a Delaware corporation (the “Grantor”), with an address at 5345 Creek Road, Cincinnati, OH 45242, and ARNOLD COHEN (the “Secured Party”), with an address at 9 Daybreak Commons, Westport, CT 06880.

Under the terms hereof, Secured Party desires to obtain and the Grantor desires to grant Secured Party security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and Secured Party, intending to be legally bound, hereby agree as follows:

1. Definitions.

(a) ““Collateral” means all of the following property of the Grantor, whether now owned or hereafter acquired, created, or existing, however the Grantor’s interest therein may arise or appear, and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory; (viii) goods of every nature, including stock-in-trade, goods on consignment, computer programs embedded in such goods; (ix) equipment; (x) fixtures; (xi) commercial tort claims; (xii) letters of credit and letter of credit rights; (xiii) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulas, tax and any other types of refunds, returned and unearned insurance premiums, and rights and claims under insurance policies; (xiv) supporting obligations for any of the foregoing property; (xv) money, cash and cash equivalents; (xvi) any and all other personal property and assets of the Grantor; and (xvii) cash and noncash proceeds (including insurance proceeds) of any of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

(b) “Obligations” means all loans, indebtedness and obligations of the Grantor to Secured Party, now existing or hereinafter incurred, including, but not limited to, the indebtedness evidenced by the Promissory Note dated of even date herewith, in the amount of $750,000.00, and executed by Grantor in favor of Secured Party and any amendments, extensions, increases or renewals thereof, and all costs and expenses of the Secured Party in the collection of the foregoing, including but not limited to reasonable attorney’s fees and expenses.

(c) “UCC” means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled “Governing Law and Jurisdiction.” Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to Secured Party, as secured party, a continuing lien on and security interest in the Collateral.

3. Change in Name or Locations. The Grantor hereby agrees that if the Grantor changes its name, its type of organization or its state of organization the Grantor will immediately notify Secured Party in writing of the additions or changes.

4. General Representations, Warranties and Covenants. The Grantor represents, warrants and covenants to Secured Party that: (a) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except (i) the first lien in favor of Rosenthal & Rosenthal, Inc. (the “Rosenthal Security Interest”) by virtue of UCC Financing Statement Nos. 20193182149 and 20230144666 filed with the Delaware Secretary of State; (ii) the lien in favor of Secured Party created by this Agreement; and (iii) other liens consented to in writing by Secured Party; and (b) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5. Agreement to Subordinate. Secured Party agrees and acknowledges that its security interest in the Collateral is junior to the Rosenthal Security Interest. In the event that the debt secured by the Rosenthal Security Interest is refinanced, Secured Party agrees to subordinate the priority of its security interest to the security interest of the replacement lender, so long as no new debt is included in the refinancing.

6. Grantor’s Representations, Warranties and Covenants for Certain Collateral. The Grantor represents, warrants and covenants to Secured Party as follows:

(a) From time to time and at all reasonable times, the Grantor will allow Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor’s expense, wherever located. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require to vest in and assure to Secured Party its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from the City, landlords, warehousemen, lienholders and mortgagees.

(b) The Grantor will keep the Collateral in good order and repair at all times and immediately notify Secured Party of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation.

(c) The Grantor will only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations.

(d) The Grantor will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone).

(e) Each account and general intangible is genuine and enforceable in accordance with its terms, no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim, and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted. At the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors.

(f) The Grantor agrees that Secured Party has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to Secured Party, and that all payments thereon should be made directly to Secured Party.

(g) At any time after the occurrence of an Event of Default, and without notice to the Grantor, Secured Party may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to Secured Party of the amounts due. Secured Party is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Grantor’s name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to Secured Party.

7. Negative Pledge; No Transfer. Without Secured Party’s prior written consent, the Grantor will not sell or offer to sell or otherwise transfer (including, without limitation, any transfer resulting from a division of the Grantor into two or more entities) or grant or allow the imposition of a lien, security interest or right of setoff upon the Collateral (except for sales of inventory and collections of accounts in the Grantor’s ordinary course of business or as provided in Section 5 of this Agreement), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion of the Collateral in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

8. Further Assurances. By its signature hereon, the Grantor hereby irrevocably authorizes Secured Party to file against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to Secured Party, and the Grantor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by Secured Party to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by Secured Party, the Grantor will execute all documentation necessary for Secured Party to obtain and maintain perfection of its security interests in the Collateral.

9. Events of Default. The Grantor shall, at Secured Party’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Event of Default”): (a) any Event of Default (as defined in any of the Obligations); (b) the failure by the Grantor to perform any of its obligations under this Agreement; (c) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to Secured Party by or on behalf of the Grantor; (d) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (e) the failure of Secured Party to have a perfected security interest in the Collateral, junior in priority only to the Rosenthal Security Interest or its replacement lender as provided in Section 5 of this Agreement; (f) any indication or evidence received by Secured Party that the Grantor may have directly or indirectly been engaged in any type of activity which, in Secured Party’s discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (g) if Secured Party otherwise deems itself insecure.

10. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. Secured Party’s remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Property and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Property, and (d) require the Grantor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party. The Grantor agrees that Secured Party has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include Secured Party’s reasonable attorneys’ fees and legal expenses, incurred or expended by Secured Party to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

11. Power of Attorney. The Grantor does hereby make, constitute and appoint any officer or agent of Secured Party as the Grantor’s true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor’s officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into Secured Party’s possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC; granting to the Grantor’s said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

12. Payment of Expenses. At its option, Secured Party may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by Secured Party to be necessary. The Grantor will reimburse Secured Party on demand for any payment so made or any expense incurred by Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by Secured Party.

13. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as otherwise provided in this Agreement) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time. Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

14. Preservation of Rights. No delay or omission on Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Secured Party’s action or inaction impair any such right or power. Secured Party’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Secured Party may have under other agreements, at law or in equity.

15. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

16. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, Secured Party may modify this Agreement for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Secured Party shall send a copy of any such modification to the Grantor (which notice may be given by electronic mail.) No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

17. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by email or facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by email or facsimile transmission.

19. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Grantor and Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without Secured Party’s prior written consent and Secured Party at any time may assign this Agreement in whole or in part.

20. Indemnity. The Grantor agrees to indemnify Secured Party (the “Indemnified Party”), and to defend and hold the Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom the Indemnified Party may consult and all expenses of litigation and preparation therefor) which the Indemnified Party may incur or which may be asserted against the Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to the Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and the assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

21. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by Secured Party and will be deemed to be made in the State of Ohio. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in Hamilton County, Ohio; provided that nothing contained in this Agreement will prevent Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. Secured Party and the Grantor agree that the venue provided above is the most convenient forum for both Secured Party and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

22. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

This Agreement has been executed as of the date first written above.

GRANTOR	SECURED PARTY

JP OUTFITTERS, INC.,	ARNOLD COHEN
a Delaware corporation

By:
Arnold Cohen
Name:

Its:

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